Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Annual Shareholders Meeting June 7, 2011 NASDAQ:ADES Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for our products and services; amount and timing of future tax credits, revenues, operating income, cash flows, legal expenses and other financial measures; timelines for our projects; scope, timing and impact of current and anticipated regulations and legislation;
future supply and demand; resolution of the Norit arbitration and indemnity obligations and its effects; and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, our inability to satisfactorily resolve the
Norit arbitration and related indemnity obligations; adverse outcomes in future legal proceedings; lack of working capital to timely fulfill our obligations; changes in laws and regulations, government funding, prices, economic conditions and market demand;
timing of regulations and any legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; additional risks related to ADA Carbon Solutions including lack of continued funding and failure to raise additional financing, demand of payment on loans and other obligations, inability to obtain permits, our lack of control and further dilution of our interest, changes in the costs and timing of full commercial operations; additional risks related to Clean Coal
Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build or monetize new facilities to meet the recently extended Section 45 tax credit placed-in-service date; availability of raw materials and equipment for our businesses; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-
looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Disclaimer

Leader in Clean Coal Technology
Investment Overview
Primary Market: 1,100+ coal-fired utility boilers in the U.S.
– Coal provides 50% of electricity in the U.S.
On March 16, 2011 EPA’s Mercury and Air Toxics Standards draft was issued requiring reduction of Hazardous Air Pollutants (“HAPs”) from new and existing electricity generating units in the U.S.
– Rule scheduled to become final November 2011
– Compliance required in 36 months
Mercury:  80-90% reduction in mercury
–
Refined Coal through JV Clean Coal Solutions
–
Enhanced Coal, licensed for production to Arch Coal
–
Activated Carbon Injection (“ACI”) Equipment
Dry Sorbent Injection (DSI) systems for control of acid gases, HCl and SO
2
7.6 mm shares outstanding

ADA’s Emissions Solutions
for the Existing Fleet
Supply emission control technologies based upon
minimal capital cost for new equipment
– Doesn’t require 10-20 years of extended plant life to justify large equipment costs
Low CAPEX alternatives trade variable operating
expenses for fixed capital costs
– Allows continued operation of the plants to take advantage of additional economic life
– Provides continuous revenues for ADA vs. one time equipment sales
Examples for a 250 MW Plant:
– ACI:  $1 mm capital
– Refined Coal:  Controls mercury at no cost to utility
– Enhanced Coal:  No capital equipment; $2-$4 mm per year in increased fuel costs to the power producer

-5- ACI System for Mercury ADA’s Low CAPEX Approach to Emissions Control Technology Emission Control Equipment (NO x , SO 2 , Particulate)

CLEAN COAL SOLUTIONS LLC.

ADA ENVIRONMENTAL SOLUTIONS

Refined Coal Reduces Mercury
Clean Coal Solutions:  ADA JV with NexGen Refined Coal LLC
CyClean – patented technology enhances combustion of PRB
coals in cyclone boilers and reduces mercury and NOx
emissions
Two systems installed at two power plants June, 2010
producing 6+ mm tons of Refined Coal per year
– Received $9 mm in prepaid rent from monetizer
– Generated >$16 mm in revenues to ADA in first 3 Quarters of
Operation
– Expected to produce ~$1.00/share in earnings per year for ADA for the next nine years (based on 7.6 mm shares)

Refined Coal Growth Opportunity
In December 2010 Congress extended deadline to install new Refined Coal facilities until the end of 2011.
–
New Air Toxics Rule creating additional demand for Refined Coal.
Currently fabricating 12 additional Refined Coal facilities
–
First 5 facilities scheduled for on-site tests in June through August treating a total of
15 mm tons per year
–
JV has $10 mm line of credit to finance new units
–
Advance payments for pre-paid rent are expected once the facilities are operational

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Refined Coal Growth Opportunity
CURRENT PROJECTIONS
(based on 2 existing facilities @ 6 million tons)
POTENTIAL OPPORTUNITY
(based on 20 million tons)
$ in millions              Estimated revenues                Estimated
operating income

Refined Coal JV Equity Sale
to a Goldman Sachs Affiliate (“GS”)
Clean Coal Solutions JV sold 15% equity interest to GS for
$60 million cash
–
Implies a $400 million value for the JV
–
ADA received approx. $32 million cash from GS and NexGen
GS has rights to monetize next 12 million tons of RC
–
Monetization rates more economically favorable than lease
transactions on first two units
–
Increased pre-paid rent terms will bring in earlier and increased cash flows for new systems
–
Eliminates ROFR from prior GS Lease Agreement
Cash infusion enhances our balance sheet and our ability
to meet our obligations and grow the business

Mercury Control:
License to Arch Coal
Designed to enable Arch’s PRB coals to burn
with lower emissions of mercury and other
metals
$2.00-4.00/ton in benefits to customer
Royalty agreement – payments to ADA of up
to $1.00/ton based on premium of Enhanced
Coal sales
Air Toxics Rule could create a market for
>100 mm tons/yr of Enhanced PRB
Full-scale tests proving effectiveness

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

LS Power

Ameren

Luminant

conectiv energy
A New Generation of Energy

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems
> 20 GW Sold for Mercury Control
Plant burns PRB coal or
lignite
Plant burns bituminous coal

Installed/installing 47 ACI systems at coal-
fired power plants
–
Over 30% market share of 150 systems sold
for mercury control from power plants

300
250
200
150
100
50
0
State Rules and New Plants
MACT High Estimate
MACT Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
E

Emission Control: Growth Expected in ACI Equipment -12- Expect contracts to begin once the Air Toxics Rule is finalized in November 2011 E

JIB CRANE / HOIST / TROLLY
BIN VENT FILTER
LEVEL TRANSMITTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
BIN VENT FILTER
OSHA APPROVED LADDER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
FILL LINE
STORAGE SILO A
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN

Control of Acid Gases
HCl, SO
2
, SO
3
Air Toxics Rule identifies HCI
and SO
2
as surrogates for acid
gases
ADA provides dry sorbent
injection (DSI) systems as a low-
cost option to wet scrubbers
Equipment costs $2-3 mm for
average size plants
EPA predicts over 200 systems
will be needed by 2015

CO
2
Capture
Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D program awarded in Nov. 2008 to
develop technology; successful field tests at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract awarded Oct. 2010 to
scale-up technology to 1 MW; key step toward
commercialization
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary chemical sorbents

- Arbitration Panel issued Interim Award to Norit in April
  - $37.9 mm for breach of non-solicitation provision of Market Development Agreement relating to two contracts
  - Running Royalty on all net AC sales by ACS - 10.5% for 3 years, 7% for 5 years, excludes sales made under above contracts
- Further proceedings to be held on timing for payment of obligations and award of any legal fees
  - Panel has requested oral presentations in early August
  - Final award expected within next few months
- ADA evaluating options including court protection
  - Allows the Company to continue to operate its business
  - Provides time to negotiate or otherwise attempt to restructure its debts
- Management believes that given ADA's options, resolution of the Norit arbitration and indemnity obligations and payment thereof will not prevent ADA from meeting its obligations to customers and vendors or operating its business.

ADA ENVIRONMENTAL SOLUTIONS

-15-

Norit Arbitration -15-

(1) Adjusted net income excludes $39.5 mm expense related to interim award in the Norit arbitration as well as associated $1.9 mm of non-routine legal expenses, and a non-cash loss of $2.0 mm from ADA's equity interest in ADA-CS, and $14.9 mm for the tax effect of such items.[3]

(2) Adjusted net income excludes $24.0 mm of non-routine legal expenses, and a non-cash loss of $8.2 mm from ADA's equity interest in ADA-CS, net of tax on these items of $11.6 mm.[3]

(3) These non-GAAP financial measure should not be considered as a substitute for any related financial measure under GAAP; however, we believe that our presentation of this measure provides investors with greater transparency with respect to our results of operations and that it is useful for period-to-period comparisons of results.

Summary of Recent Financial Results
Three Months
ended
03/31/11
(1)
Three Months
ended
03/31/10
Year Ended
12/31/10
(2)
Total Revenues $8.5 mm $3.9 mm $22.3 mm
Gross Margin 85% 35% 61%
Operating Income
(Loss)
$1.9 mm ($3.6) mm ($21.0) mm
Net Loss
(per share)
($27.5) mm
($3.63)
($2.8) mm
($0.39)
($15.5) mm
($2.09)
Adjusted Net Income
per share
(3)
$1.0 mm
$0.14
N/A $5.1 mm
$0.69

Balance Sheet Highlights
As of 3/31/11
(1)
As of 12/31/10
Cash & Cash Equivalents $9.3 mm $9.7 mm
Working Capital $3.2 mm $10.1 mm
Shareholders’ (Deficit)
Equity
($13.6) mm $13.4 mm
Shares Outstanding 7.6 mm 7.6 mm
(1)  As a result of the Interim Award to Norit, ADA accrued $33 mm in long-term liabilities and $6.5 mm as a current liability.

Other Data
As of 05/31/11:
–
Market cap: $86 mm
–
7.6 mm shares outstanding
–
50%+ held by institutions
–
~11% held by insiders and employees
–
Analyst coverage:   JMP Securities, Johnson Rice, Lazard Capital
Markets, Pritchard Capital Partners, Wedbush Securities
Investor Contact:

ADA-ES, Inc. Investor Relations Counsel
Michael D. Durham, Ph.D., MBA, President & CEO The Equity Group, Inc.
Mark H. McKinnies, CFO Melissa Dixon
(303) 734-1727 (212) 836-9613
www.adaes.com Mdixon@equityny.com

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2011 ADA-ES, Inc. All rights reserved. NASDAQ:ADES